© 2013 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Investor Presentation Exhibit 99.1

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.  All Rights Reserved.

The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations. These statements may be identified by such forward-looking terminology as “should,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: a severe decline in the general economic conditions of New Jersey and the New York Metropolitan area; larger than expected reductions in our loans originated for sale or a slowdown in new and refinanced residential mortgage loan activity; unexpected changes in market interest rates for interest earning assets and/or interest bearing liabilities; government intervention in the U.S. financial system and the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve; claims and litigation pertaining to fiduciary responsibility, contractual issues, environmental laws and other matters; our inability to pay dividends at current levels, or at all, because of inadequate future earnings, regulatory restrictions or limitations, and changes in the composition of qualifying regulatory capital and minimum capital requirements (including those resulting from the U.S. implementation of Basel III requirements); higher than expected increases in our allowance for loan losses; declines in value in our investment portfolio, including additional other-than-temporary impairment charges on our investment securities; unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments or other factors;
unanticipated credit deterioration in our loan portfolio; unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather or other external events; higher than expected tax rates, including increases resulting from changes in tax laws, regulations and case law; an unexpected decline in real estate values within our market areas; higher than expected FDIC insurance assessments; the failure of other financial institutions with whom we have trading, clearing, counterparty and other financial relationships; lack of liquidity to fund our various cash obligations;
unanticipated reduction in our deposit base; potential acquisitions that may disrupt our business; legislative and regulatory actions (including the impact of the Dodd-
Frank Wall Street Reform and Consumer Protection Act and related regulations) subject us to additional regulatory oversight which may result in higher compliance costs and/or require us to change our business model; changes in accounting policies or accounting standards; our inability to promptly adapt to technological changes; our internal controls and procedures may not be adequate to prevent losses; the inability to realize expected revenue synergies from recent acquisitions in the amounts or in the timeframe anticipated; inability to retain customers and employees; lower than expected cash flows from purchased credit-impaired loans; cyber attacks, computer viruses or other malware that may breach the security of our websites or other systems to obtain unauthorized access to confidential information, destroy data, disable or degrade service, or sabotage our systems; and other unexpected material adverse changes in our operations or earnings.
A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2012.
We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.
Forward Looking Statements

Large Regional Bank that Operates and Feels Like a Small Closely Held Company

Valley National Bancorp

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.  All Rights Reserved.
Valley National Bancorp
• Focus on credit quality
• Conservative growth strategies
• Never had a losing quarter
• Affluent and heavily populated
footprint
• Strong customer service
• Experienced senior and executive
management
• Large percentage of retail
ownership
–
Long-term investment approach
–
Focus on cash and stock
dividends
• Large insider ownership, family
members, retired employees and
retired directors
• Approximately 298 institutional
holders  or 47% of all shares held*
Our Approach

*Source: Bloomberg as of  2/3/2014

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.  All Rights Reserved.
Valley National Bancorp
• Traded on the NYSE (VLY)
• Regional Bank Holding Company
• Headquartered in Wayne, NJ
• 204 Branches
Corporate Profile
– Northern NJ – Central NJ – Manhattan
– Brooklyn – Queens – Long Island
As of 12/31/2013
Total Assets $16.2 billion
Total Net Loans $11.5 billion
Total Deposits $11.3 billion
Market Cap
$1.9 billion*
*Source: Bloomberg as of  2/3/2014
As of 12/31/2013

17.87%
13.87%
5.14%
20%
15%
10%
5%
0%
Auto Loans
Commercial Real Estate
Construction Loans

$195.5
$200.3
$198.4
$194.2
$124.9
$200
$150
$100
Thousands
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13

Valley National Bancorp

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.  All Rights Reserved.
Valley’s 4Q 2013 Highlights
4Q Highlights
• 4Q 2013 net income of $39.6 million or $0.20 per
diluted common share as compared with 4Q 2012
net income of $36.8 million or $0.19 per diluted
common share
• Tangible Book Value linked quarter increase of
$0.11 to $5.39
• Total non-covered loans increased $195.8 million
or 7.0% on an annualized basis
• 4Q NIM linked quarter increased of 7 bps to 3.27%
• Terminated a branch operating lease related to a
building sale-leaseback transaction resulting in a
$11.3 million realized pre-tax gain ($0.03 per share)
• Non-performing assets decreased by 36% to $124.9
million
– $21.0 million decrease in non-accrual loans
– $48.6 million decrease due to the sale of non-accrual
debt securities
Non-Performing Assets**
Dashboard
**Excludes Covered Loans
As of 12/31/2013

Linked Quarter Loan Growth*
*Non-Covered Loans, annualized

Intangible Assets 3%
Other Assets <1> 7%
Cash 2%
Securities 16%
Non-Covered Loans 71%
Covered Loans 1% <2>
Commercial Real Estate 43%
Construction Loans 4%
Other Consumer 6%
Auto Loans 8%
Commercial Loans 17%
Residential Mortgages 22%

Valley National Bancorp

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.  All Rights Reserved.
Asset & Loan
Composition
Total Assets
$16.2 Billion
Non-Covered Loans (Gross)
$11.5 Billion
<1> Other Assets includes bank owned branch locations carried at a cost estimated by management to be significantly less than the current market value.
<2> Loans subject to loss sharing agreements with the FDIC
As of 12/31/2013

$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
166% Average Increase
19% Average Increase
11% Average Increase
31% Average Increase
174,106
521,921
538,213
1,333,595
487,014
621,888
868,933
858,227
976,998
1,169,488
1,984,196
1,403,252
219,976
295,404
308,843
491,863
CRE
C&I
Residential
Consumer
2010
2011
2012
2013

Valley National Bancorp

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.  All Rights Reserved.
New Loan Originations
Trend
4 year average increase between 2010 – 2013
*Annualized
As of 12/31/2013, excludes purchased loans and line of credit originations

2%
2%
1%
5%
6%
Apartments
28%
10%
10%
21%
15%

Valley National Bancorp

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.  All Rights Reserved.
Total Commercial Real Estate - $5.0 Billion
(Includes both Covered and Non-Covered Loans)
Primary
Property Type
$ Amount
(Millions)
% of
Total
Avg
LTV
2009
Avg LTV
Apartments 1,369 28% 33%
49%
Retail 1,056 21% 51%
50%
Industrial 770 15% 53%
53%
Office 519 10% 48%
54%
Mixed Use 487 10% 46%
46%
Healthcare 289 6% 60%
61%
Specialty 254 5% 47%
49%
Land Loans 100 2% 62%
58%
Residential 89 2% 49%
52%
Other 47 1% 38%
46%

-Average LTV based on current balances and most recent appraised value.
- LTV calculation excludes Covered Loans.
-The total CRE loan balance  is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports.
-The chart above does not include $409 Million in Construction loans.
Commercial Real Estate
Diversified Portfolio
As of 12/31/2013

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.  All Rights Reserved.
Total Retail Property Types - $1.1 Billion
(Non-Covered Loans)
Retail Property Type
% of
Total
Avg
LTV
2009
Avg LTV
Multi-Tenanted - No
Anchor
23% 54% 56%
Multi-Tenanted - Anchor 23% 54% 50%
Single Tenant 23% 53% 51%
Auto Dealership 9% 50% 50%
Private & Public Clubs 8% 35% 30%
Food Establishments 5% 56% 52%
Entertainment Facilities 4% 53% 43%
Private Education
Facilities
3% 43% 51%
Auto Servicing 2% 47% 53%
-Average LTV based on current balances and most recent appraised value
-The chart above excludes construction loans.

Retail Composition
Commercial Real Estate
As of 12/31/2013

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.  All Rights Reserved.
Primary Property
Type
$ Amount
(Millions)
% of Total
2009 % of
Total
Residential 129 32% 51%
Apartments 87 21% 2%
Retail 67 16% 8%
Land Loans 44 11% 13%
Mixed Use 30 7% 15%
Specialty 9 2% 1%
Healthcare 17 4% 2%
Other 26 7% 8%

Composition
Construction Loan
Total Construction Loans - $409 Million
(Non-Covered Loans)
-Construction loan balance is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports.
As of 12/31/2013

2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.08%
0.34%
0.53%
0.81%
0.21%
1.76%
0.07%
0.41%
0.08%
0.44%
0.48%
1.41%
CRE
C&I
C&D
Residential
Home Equity
Consumer
VLY
Peers

Valley National Bancorp

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.  All Rights Reserved.
Asset Quality
2003 – 2013 Average Net Charge-offs
Source: SNL Financial data as of 2/3/2014
Peer group includes banks between $3 billion and $50 billion in assets
As of 12/31/2013

70%
11%
3%
5%
3%
8%

29%
23%
18%
9%
7%
7%
6%
1%

Valley National Bancorp

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.  All Rights Reserved.
Investment Portfolio
By Investment Grade Key Comments
Key Highlights & Composition
•
Net gains on securities transactions were
$10.7 million ($6.2 million after taxes, or
$0.03 per common share) for the fourth
quarter of 2013 as compared to immaterial
net gains for both the third quarter of 2013
and fourth quarter of 2012.
•
No OTTI on securities during all of 2013
Investment Grade 2013
AAA 70%
AA 11%
A 3%
BBB 5%
Non Investment Grade
3%
Not Rated 8%
Investment Type 2013
GSE MBS (GNMA) 29%
GSE MBS (FNMA/FHLMC) 23%
State, County, Municipals 18%
US Treasury 9%
Other 7%
Trust Preferred 7%
Corporate Bonds 6%
Private Label MBS 1%
By Investment Type
As of 12/31/2013

Other Liabilities 1%
Long-term Borrowings 19%
Total Deposits 78%
Short-term Borrowings 2%
Non-Interest Bearing 33%
Time Deposits 19%
Interest Bearing 48%

Valley National Bancorp

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.  All Rights Reserved.
Liability & Deposit
Composition
Total Liabilities
$14.6 Billion
Total Deposits
$11.3 Billion
As of 12/31/2013

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.  All Rights Reserved.
Deposits & Borrowings
Funding Base – Scheduled Maturities
(thousands)
2015 2016 2017
Certificate of Deposits $261,909 $134,555 $243,511
Borrowings 400,000 326,979 805,000
Derivatives* 100,000 200,000 100,000
Total
$761,909 $661,534 $1,148,511
Balance Sheet Average
Cost of Funds**
3.86% 4.40% 3.63%
Key Highlights and Comments
*Includes interest rate swaps and caps used to hedge deposit products
**Includes derivative premium amortization and current cash flows

Total Tier II Capital

$1.4 Billion

LL Reserve
9%
Tier I Common
Capital 78%
Sub-debt 10%
Trust Preferred
3%

Valley National Bancorp

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.  All Rights Reserved.
Significant estimated unrealized gains on the fair value of facilities, referenced in slide 6, are not reflected in capital ratios above.
Capital Ratios
As of
12/31/13
“Well
Capitalized”
Tangible Common Equity
/ Tangible Assets
6.86% N/A
Tangible Common Equity
/ Risk-Weighted Assets
9.10% N/A
Tier I Common Ratio 9.28% N/A
Tier I 9.65% 6.00%
Tier II 11.87% 10.00%
Leverage 7.27% 5.00%
Book Value $7.72 N/A
Tangible Book Value $5.39 N/A
Regulatory Capital
Composition & Ratios
As of 12/31/2013
Non-GAAP reconciliations shown on slides 18 and 19

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.  All Rights Reserved.
Shareholder Returns

Historical Financial Data (1) (Dollars in millions, except for share data)
2013
16,157 $    132.0 $    $0.66 0.83% 8.69% $0.60 N/A N/A
2012 16,013       143.6        0.73 0.91 9.57 0.65 5/12 - 5% Stock Dividend
2011 14,253       132.5        0.74 0.93 10.11 0.66 5/11 - 5% Stock Dividend
2010 14,151       130.0        0.73 0.92 10.23 0.65 5/10 - 5% Stock Dividend
2009 14,291       114.8        0.57 0.80 8.55 0.66 5/09 - 5% Stock Dividend
2008 14,724       92.3          0.57 0.68 8.61 0.66 5/08 - 5% Stock Dividend
2007 12,749       153.2        1.00 1.25 16.43 0.65 5/07 - 5% Stock Dividend
2006 12,395       163.7        1.04 1.33 17.24 0.64 5/06 - 5% Stock Dividend
2005 12,436       163.4        1.06 1.39 19.17 0.62 5/05 - 5% Stock Dividend
2004 10,763       154.4        1.05 1.51 22.77 0.60 5/04 - 5% Stock Dividend
2003 9,873         153.4        1.05 1.63 24.21 0.57 5/03 - 5% Stock Dividend
2002 9,148         154.6        1.01 1.78 23.59 0.54 5/02 - 5:4 Stock Split
2001 8,590         135.2        0.85 1.68 19.70 0.51 5/01 - 5% Stock Dividend
2000 6,426         106.8        0.82 1.72 20.28 0.48 5/00 - 5% Stock Dividend
1999 6,360         106.3        0.77 1.75 18.35 0.45 5/99 - 5% Stock Dividend
1998 5,541         97.3          0.74 1.82 18.47 0.41 5/98 - 5:4 Stock Split
1997 5,091         85.0          0.68 1.67 18.88 0.36 5/97 - 5% Stock Dividend
Period Ended
(2) Total Assets
Net Income
(3) Common Stock Splits and Dividends
Diluted
Earnings Per
Common
Share
Return on
Average
Assets
Return on
Average
Equity
Cash Dividends
Declared Per
Common Share
(1) All per share amounts have been adjusted retroactively for stock splits  and stock dividends during the periods presented. Data for the years prior to 2001 in the table above exclude certain prior year results for merger transactions accounted for using the pooling-of-interests method.
(2) Previously reported results for 2011, 2010, 2009 and 2008 have been revised to reflect an increase in non-interest expense, which after taxes, reduced net income by $1.1 million, $1.2 million, $1.2 million and
$1.3 million, respectively, and reduced basic and diluted earnings per common share by $0.01 for each of these years.  Total assets and the other statistical data presented in the table have been revised accordingly.
(3)  Net income includes other-than-temporary impairment charges on investment securities, net of tax benefit, totaling  $3.0 million, $12.2 million, $2.9 million, $4.0 million, $49.9 million, $10.4 million, and $3.0 million for the years ended 2012, 2011, 2010, 2009, 2008, 2007, and 2006, respectively.

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.  All Rights Reserved.
For More Information
Log onto our web site:   www.valleynationalbank.com
E-mail requests to:   tscortes@valleynationalbank.com
Call Shareholder Relations at: (973) 305-3380
Write to:  Valley National Bank
1455 Valley Road
Wayne, New Jersey 07470
Attn:     Tina Cortes, Shareholder Relations Specialist
Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.  All Rights Reserved.
Total Equity $1,541,040 Total Assets $16,156,541
Plus: Net unrealized losses on securities
          available for sale, net of tax
21,661
Less: Goodwill & Other Intangible Assets (464,364)
Plus: Accumulated net losses on cash
         flow hedges, net of tax
6,271
Total Tangible Assets  (TA) $15,692,177
Plus: Defined benefit pension plan
         net assets, net of tax
10,320 Total Equity $1,541,040
Less: Goodwill, net of tax (427,392) Less: Goodwill & Other Intangible Assets (464,364)
Less: Disallowed other intangible assets (13,122) Total Tangible Common Equity (TCE) $1,076,676
Less: Disallowed deferred tax assets (41,252)
Tier I Common Capital $1,097,526
Ratios
Plus: Trust preferred securities 44,000
TCE / TA 6.86%
Total Tier I Capital $1,141,526
TCE / RWA 9.10%
Plus: Qualifying allowance for credit losses $117,310
Plus: Qualifying sub debt 145,000
Tier I (Total Tier I / RWA)
9.65%
Total Tier II Capital
$1,403,836
Tier II (Total Tier II / RWA)
11.87%
Risk Weighted Assets (RWA) $11,830,604
Tier I Common Capital Ratio
(Tier 1 Common /RWA)
9.28%
12/31/2013
Non-GAAP Disclosure Reconciliations
($ in Thousands)

© 2013  Valley National Bank. Member FDIC. Equal Opportunity Lender.  All Rights Reserved.
12/31/2013
Non-GAAP Disclosure Reconciliations
($ in Thousands)
Common Shares Outstanding 199,593,109
Shareholders’ Equity $1,541,040
Less: Goodwill and Other
          Intangible Assets
(464,364)
Tangible Shareholders’ Equity $1,076,676
Tangible Book Value $5.39

© 2013 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved.